UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2014 (April 2, 2014)
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
(Former name or former address, if changed since last report)
____________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04 Mine Safety - Reporting of Shutdowns and Patterns of Violations.
On April 2, 2014, Marfork Coal Company, Inc., a subsidiary of Alpha Natural Resources, Inc., received an imminent danger order issued by the Mine Safety and Health Administration (“MSHA”) under section 107(a) of the Federal Mine Safety and Health Act of 1977 to the Brushy Eagle Mine (the “Mine”), located near Birchton, West Virginia. The order alleged that a miner was observed operating a scoop in an unsupported area of the Mine. The miner immediately moved under supported roof upon learning he was in an unsupported area, whereupon MSHA terminated the order. MSHA had issued no citations or orders to the Mine for persons working or traveling under unsupported roof during the prior twelve months, and no injuries occurred in connection with the alleged practice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

April 7, 2014	By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary